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                                                                  EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 6, 1998 included in Group 1 Automotive, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included or incorporated by reference in this registration statement.

ARTHUR ANDERSEN LLP

Houston, Texas
December 30, 1998